UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 28, 2015

Spirit Realty Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland	0001-36004	20-1676382
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16767 North Perimeter Drive, Suite 210, Scottsdale, Arizona 85260
(Address of principal executive offices) (Zip Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders

(a)  On May 28, 2015, Spirit Realty Capital, Inc. (the “Company”) held its 2015 annual meeting of stockholders (the “Annual Meeting”). As of March 30, 2015, the record date for the Annual Meeting, there were 418,401,109 common shares outstanding and entitled to vote at the Annual Meeting. The Company solicited proxies for the Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934.

(b) At the Annual Meeting, the Company's Stockholders (i) elected: Kevin M. Charlton, Todd A. Dunn, David J. Gilbert, Richard I. Gilchrist, Diane M. Morefield, Thomas H. Nolan, Jr., Sheli Z. Rosenberg, Thomas D. Senkbeil, Nicholas P. Shepherd to the Company's Board of Directors (the "Board"), (ii) ratified the appointment of Ernst and Young LLP as the Company's independent public accounting firm, (iii) approved, on an advisory basis, the compensation of the Company's named executive officers. The results of the matters voted upon at the Annual Meeting were as follows:

Proposal 1: Election of Directors as described in the Proxy Statement

Proposal 1 considered at the Annual Meeting was the election of nine directors to serve on the Board until the 2016 annual meeting of stockholders and until their respective successors are duly elected and qualified.

The nominees as described in the Company's proxy statement filed with the Securities and Exchange Commission on April 17, 2015 (the "Proxy Statement"), were elected with the following voting results:

Directors	Voted For	Votes Withheld	Abstentions	Broker Non-Votes
Kevin M. Charlton	302,511,353	1,633,019	—	51,555,565
Todd A. Dunn	302,375,166	1,769,206	—	51,555,565
David J. Gilbert	302,836,288	1,308,084	—	51,555,565
Richard I. Gilchrist	302,363,087	1,781,285	—	51,555,565
Diane M. Morefield	302,222,013	1,922,359	—	51,555,565
Thomas H. Nolan, Jr.	291,411,182	12,733,190	—	51,555,565
Sheli Z. Rosenberg	300,707,723	3,436,649	—	51,555,565
Thomas D. Senkbeil	302,814,945	1,329,427	—	51,555,565
Nicholas P. Shepherd	296,925,620	7,218,752	—	51,555,565

Proposal 2: Ratification of the Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for the year ended December 31, 2015 as described in the Proxy Statement.

Proposal 2	Votes For	Votes Against	Abstentions	Broker Non-Vote
Ratification of Ernst & Young	353,787,850	1,448,126	463,961	—

Proposal 3: Advisory vote to approve the compensation of the Company's named executive officers as described in the Proxy Statement.

Proposal 3	Votes For	Votes Against	Abstentions	Broker Non-Vote
Advisory Executive Compensation vote	291,090,830	11,199,923	1,853,619	51,555,565

(c) Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT REALTY CAPITAL, INC.

By:	/s/ Phillip D. Joseph, Jr.
Phillip D. Joseph, Jr. Chief Financial Officer, Executive Vice President and Treasurer (Principal Financial and Chief Financial Officer)
Date: May 29, 2015